Exhibit 99.1

PRESS RELEASE

FTAI Aviation Ltd. Reports Second Quarter 2023 Results, Declares Dividend of $0.30 per Ordinary Share

NEW YORK, July 26, 2023 (GLOBE NEWSWIRE) – FTAI Aviation Ltd. (NASDAQ: FTAI) (the “Company” or “FTAI”) today reported financial results for the second quarter 2023. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q2’23
Net Income Attributable to Shareholders	$46,418
Basic Earnings per Ordinary Share from Continuing Operations	$0.47
Diluted Earnings per Ordinary Share from Continuing Operations	$0.46
Adjusted EBITDA(1)	$153,077
______________________________
(1) For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.

Second Quarter 2023 Dividends

On July 25, 2023, the Company’s Board of Directors (the “Board”) declared a cash dividend on our ordinary shares of $0.30 per share for the quarter ended June 30, 2023, payable on August 29, 2023 to the holders of record on August 14, 2023.

Additionally, on July 25, 2023, the Board declared cash dividends on its Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares (“Series A Preferred Shares”), Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares (“Series B Preferred Shares”), Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares (“Series C Preferred Shares”) and Fixed-Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares (“Series D Preferred Shares”) of $0.51563, $0.50000, $0.51563 and $0.59375 per share, respectively, for the quarter ended June 30, 2023, payable on September 15, 2023 to the holders of record on September 1, 2023.

Business Highlights

•	Q2 2023 Net Income attributable to Shareholders of $46.4 million
•	$30.1 million Aerospace Products Adj. EBITDA at 44% overall margin
•	Generated $148.0 million positive cashflow for asset acquisition & investment activity

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Center section of the Company’s website, https://www.ftaiaviation.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

In addition, management will host a conference call on Thursday, July 27, 2023 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering at https://register.vevent.com/register/BI7cde64c0dac24e88bb4ba97051465bde. Once registered, participants will receive a dial-in and unique pin to access the call.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at https://www.ftaiaviation.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A replay of the conference call will be available after 11:30 A.M. on Thursday, July 27, 2023 through 11:30 A.M. on Thursday, August 3, 2023 on https://ir.ftaiaviation.com/news-events/presentations.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Aviation Ltd.

FTAI owns and maintains commercial jet engines with a focus on CFM56 engines. FTAI’s propriety portfolio of products, including The Module Factory and a joint venture to manufacture engine PMA, enables it to provide cost savings and flexibility to our airline, lessor, and maintenance, repair, and operations customer base. Additionally, FTAI owns and leases jet aircraft which often facilitates the acquisition of engines at attractive prices. FTAI invests in aviation assets and aerospace products that generate strong and stable cash flows with the potential for earnings growth and asset appreciation.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftaiaviation.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
FTAI Aviation Ltd.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements

FTAI AVIATION LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues
Lease income	$59,541	$39,640	$115,519	$78,965
Maintenance revenue	42,065	39,932	77,206	76,664
Asset sales revenue	101,486	—	210,177	—
Aerospace products revenue	68,075	26,497	153,188	40,810
Other revenue	3,178	5,995	10,973	7,316
Total revenues	274,345	112,064	567,063	203,755
Expenses
Cost of sales	104,532	15,141	250,202	24,191
Operating expenses	24,797	19,000	47,331	80,800
General and administrative	3,188	3,906	7,255	8,467
Acquisition and transaction expenses	2,672	3,219	5,934	5,492
Management fees and incentive allocation to affiliate	5,563	—	8,560	—
Depreciation and amortization	38,514	39,303	79,440	80,608
Asset impairment	—	886	1,220	123,676
Interest expense	38,499	47,889	77,791	92,030
Total expenses	217,765	129,344	477,733	415,264
Other (expense) income
Equity in (losses) earnings of unconsolidated entities	(380)	35	(1,715)	233
Gain on sale of assets, net	—	63,645	—	79,933
Other income	408	1,118	416	1,246
Total other income (expense)	28	64,798	(1,299)	81,412
Income (loss) from continuing operations before income taxes	56,608	47,518	88,031	(130,097)
Provision for income taxes	1,855	1,829	3,881	3,168
Net income (loss) from continuing operations	54,753	45,689	84,150	(133,265)
Net loss from discontinued operations, net of income taxes	—	(35,929)	—	(86,634)
Net income (loss)	54,753	9,760	84,150	(219,899)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries:
Continuing operations	—	—	—	—
Discontinued operations	—	(8,480)	—	(15,946)
Less: Dividends on preferred shares	8,335	6,791	15,126	13,582
Net income (loss) attributable to shareholders	$46,418	$11,449	$69,024	$(217,535)

Earnings (loss) per share:
Basic
Continuing operations	$0.47	$0.40	$0.69	$(1.48)
Discontinued operations	$—	$(0.28)	$—	$(0.71)
Diluted
Continuing operations	$0.46	$0.39	$0.69	$(1.48)
Discontinued operations	$—	$(0.28)	$—	$(0.71)
Weighted average shares outstanding:
Basic	99,732,179	99,370,301	99,730,223	99,367,597
Diluted	100,462,277	99,805,455	100,314,508	99,367,597

FTAI AVIATION LTD.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	June 30, 2023	December 31, 2022
Assets
Cash and cash equivalents	$21,134	$33,565
Restricted cash	—	19,500
Accounts receivable, net	117,546	99,443
Leasing equipment, net	1,891,263	1,913,553
Property, plant, and equipment, net	12,123	10,014
Investments	39,822	22,037
Intangible assets, net	44,683	41,955
Inventory, net	232,043	163,676
Other assets	167,018	125,834
Total assets	$2,525,632	$2,429,577

Liabilities
Accounts payable and accrued liabilities	$79,765	$86,452
Debt, net	2,173,108	2,175,727
Maintenance deposits	98,354	78,686
Security deposits	37,192	32,842
Other liabilities	45,895	36,468
Total liabilities	$2,434,314	$2,410,175

Commitments and contingencies

Equity
Common shares ($0.01 par value per share; 2,000,000,000 shares authorized; 99,737,046 and 99,716,621 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively)	$997	$997
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 15,920,000 and 13,320,000 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively)	159	133
Additional paid in capital	331,080	343,350
Accumulated deficit	(241,452)	(325,602)
Shareholders' equity	90,784	18,878
Non-controlling interest in equity of consolidated subsidiaries	534	524
Total equity	91,318	19,402
Total liabilities and equity	$2,525,632	$2,429,577

FTAI AVIATION LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$84,150	$(219,899)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Equity in losses of unconsolidated entities	1,715	37,836
Gain on sale of assets, net	(75,960)	(79,933)
Security deposits and maintenance claims included in earnings	(12,215)	(30,208)
Equity-based compensation	618	2,294
Depreciation and amortization	79,440	114,923
Asset impairment	1,220	123,676
Change in deferred income taxes	3,127	6,200
Change in fair value of non-hedge derivative	—	(748)
Change in fair value of guarantees	(1,902)	—
Amortization of lease intangibles and incentives	18,264	23,818
Amortization of deferred financing costs	4,190	13,328
Provision for credit losses	1,032	47,218
Other	(658)	(407)
Change in:
Accounts receivable	(21,918)	(47,061)
Inventory	11	(12,373)
Other assets	(2,583)	(25,319)
Accounts payable and accrued liabilities	(15,350)	5,045
Management fees payable to affiliate	1,892	(1,829)
Other liabilities	2,168	(5,130)
Net cash provided by (used in) operating activities	67,241	(48,569)

Cash flows from investing activities:
Investment in unconsolidated entities	(19,500)	(2,232)
Principal collections on notes receivable	1,624	—
Principal collections on finance leases	1,939	575
Acquisition of business, net of cash acquired	—	(3,819)
Acquisition of leasing equipment	(325,462)	(320,766)
Acquisition of property, plant and equipment	(2,298)	(118,729)
Acquisition of lease intangibles	(10,795)	(5,282)
Investment in promissory notes	(11,500)	—
Purchase deposits for acquisitions	(11,200)	(7,100)
Proceeds from sale of leasing equipment	273,229	138,020
Proceeds from sale of property, plant and equipment	—	4,304
Proceeds for deposit on sale of aircraft and engine	1,817	8,245
Receipt of deposits for sale of aircraft and engine	300	—
Net cash used in investing activities	$(101,846)	$(306,784)

Cash flows from financing activities:
Proceeds from debt	$325,000	$503,980
Repayment of debt	(330,000)	(224,724)
Payment of deferred financing costs	(1,437)	(14,405)
Receipt of security deposits	5,577	1,890
Return of security deposits	(1,295)	—
Receipt of maintenance deposits	18,070	24,418
Release of maintenance deposits	—	(878)
Capital contributions from non-controlling interests	10	1,187
Proceeds from issuance of preferred shares, net of underwriter's discount and issuance costs	61,729	—
Cash dividends - common shares	(59,854)	(65,789)
Cash dividends - preferred shares	(15,126)	(13,582)
Net cash provided by financing activities	$2,674	$212,097

Net decrease in cash and cash equivalents and restricted cash	(31,931)	(143,256)
Cash and cash equivalents and restricted cash, beginning of period	53,065	440,061
Cash and cash equivalents and restricted cash, end of period	$21,134	$296,805

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to shareholders from continuing operations, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, dividends on preferred shares, and interest expense, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net income (loss) attributable to shareholders to Adjusted EBITDA for the three and six months ended June 30, 2023 and 2022:

	Three Months Ended June 30,			Six Months Ended June 30,
(in thousands)	2023	2022	Change	2023	2022	Change
Net income (loss) attributable to shareholders from continuing operations	$46,418	$38,898	$7,520	$69,024	$(146,847)	$215,871
Add: Provision for income taxes	1,855	1,829	26	3,881	3,168	713
Add: Equity-based compensation expense	510	—	510	618	—	618
Add: Acquisition and transaction expenses	2,672	3,219	(547)	5,934	5,492	442
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—	—	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—	—
Add: Asset impairment charges	—	886	(886)	1,220	123,676	(122,456)
Add: Incentive allocations	5,324	—	5,324	8,266	—	8,266
Add: Depreciation and amortization expense (1)	48,934	51,108	(2,174)	97,704	104,425	(6,721)
Add: Interest expense and dividends on preferred shares	46,834	54,680	(7,846)	92,917	105,612	(12,695)
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	150	152	(2)	(546)	406	(952)
Less: Equity in losses (earnings) of unconsolidated entities	380	(35)	415	1,715	(233)	1,948
Less: Non-controlling share of Adjusted EBITDA	—	—	—	—	—	—
Adjusted EBITDA (non-GAAP)	$153,077	$150,737	$2,340	$280,733	$195,699	$85,034
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(1)
Includes the following items for the three months ended June 30, 2023 and 2022: (i) depreciation and amortization expense of $38,514 and $39,303, (ii) lease intangible amortization of $3,616 and $3,310 and (iii) amortization for lease incentives of $6,804 and $8,495, respectively. Includes the following items for the six months ended June 30, 2023 and 2022: (i) depreciation and amortization expense of $79,440 and $80,608, (ii) lease intangible amortization of $7,599 and $6,968 and (iii) amortization for lease incentives of $10,665 and $16,849, respectively.

(2)
Includes the following items for the three months ended June 30, 2023 and 2022: (i) net (loss) income of $(380) and $35, (ii) depreciation and amortization expense of $435 and $117 and (iii) acquisition and transaction expense of $95 and $0, respectively. Includes the following items for the six months ended June 30, 2023 and 2022: (i) net (loss) income of $(1,715) and $233, (ii) depreciation and amortization expense of $835 and $173 and (iii) acquisition and transaction expense of $334 and $0, respectively.